================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            INCO HOMES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                             [LOGO OF INCO HOMES]
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 3, 1998

To our Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders of INCO HOMES CORPORATION (the "Company") which will be held at the Ontario Airport Hilton, 700 North Haven Avenue, Ontario, California 91764 at 10:00 a.m. on June 3, 1998 for the following purposes:

     1.   To elect to the board two directors;

     2. To approve the adoption of the Company's 1998 Incentive and Nonstatutory Stock Option Plan (the "New Plan") covering options to purchase up to 200,000 shares of Common Stock of the Company. A copy of the Stock Option Plan is attached as Exhibit A to the Proxy Statement accompanying this Notice;

     3. To consider and vote upon a proposal to ratify the selection of Price Waterhouse LLP as independent public accountants for the Company for the fiscal year ending December 31, 1998; and

     4. To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The Board of Directors has fixed the close of business on April 10, 1998 as the record date for determining those stockholders who will be entitled to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

  Representation of at least a majority of all outstanding shares of Common Stock of Inco Homes Corporation is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

  Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                    Very truly yours,

                                    /s/ Ira C. Norris
                                    Ira C. Norris
                                    Chairman of the Board,
                                    President and Chief
                                    Executive Officer

Upland, California
April 30, 1998

              Stockholders Should Read the Entire Proxy Statement
                  Carefully Prior to Returning Their Proxies


                                PROXY STATEMENT
                                      FOR
                       ANNUAL MEETING OF STOCKHOLDERS OF
                            INCO HOMES CORPORATION


                            To Be Held June 3, 1998


  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of INCO HOMES CORPORATION ("Inco Homes" or the "Company") of proxies to be voted at the Annual Meeting of Stockholders which will be held at 10:00 a.m. on June 3, 1998 at the Ontario Airport Hilton, 700 North Haven Avenue, Ontario, California 91764 or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about April 30, 1998.

                        VOTING RIGHTS AND SOLICITATION

  The Board of Directors has fixed the close of business on April 10, 1998 as the record date (the "Record Date") for determining those stockholders who will be entitled to vote at the meeting. As of the Record Date, Inco Homes had 1,883,764 shares of Common Stock, $.01 par value per share (the "Common Stock"), issued and outstanding. All of the shares of the Company's Common Stock outstanding on the Record Date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the meeting will have one (1) vote for each share so held on the matters to be voted upon.

  Shares of the Company's Common Stock represented by proxies in the accompanying form which are properly executed and returned to Inco Homes will be voted at the Annual Meeting of Stockholders in accordance with the stockholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of each of the directors as described herein under Proposal 1, FOR approval of the adoption of the Company's 1998 Incentive and Nonstatutory Stock Option Plan as described herein under Proposal 2, and FOR ratification of the selection of accountants as described herein under Proposal 3. Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come up before the meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted. Election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders who are entitled to vote at the election present in person or represented by proxy. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

  The entire cost of soliciting proxies will be borne by Inco Homes. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Inco Homes employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The members of the Board of Directors of Inco Homes are classified into three classes, one of which is elected at each Annual Meeting of Stockholders to hold office for a three-year term and until successors of such class have been elected and qualified. The nominees for the Board of Directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for director listed below. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Nominees to Board of Directors

                                                                                    Class and Year in
                                                                      Director          Which Term
          Name                   Principal Occupation                  Since            Will Expire         Age
          ----                   --------------------                 --------          -----------         ---
John F. Seymour, Jr.       Chief Executive Officer, Southern             1995           Class II             60
                           California Housing Development                                 2001
                           Corporation

Thomas A. Hantges          Founder and Chairman, USA Capital             1998           Class II             45
                                                                                          2001

  John F. Seymour, Jr. has served as a director of the Company since December 1995. Mr. Seymour has been the Chief Executive Officer of Southern California Housing Development Corporation, a non-profit organization, since January 1995. Prior to joining Southern California Housing Development Corporation, Mr. Seymour served for two years as the Executive Director of the California Housing Finance Agency which directs billions of dollars of capital vital to affordable housing. In January 1991, Mr. Seymour was appointed by Governor Pete Wilson to be his successor in the United States Senate, where he served until January 1993. From April 1982 to January 1991, Mr. Seymour served as a California State Senator for the 35th Senate District. Mr. Seymour is a director of Irvine Apartment Communities, a Real Estate Investment Trust.

  Thomas A. Hantges has served as a director of the Company since January 1998. Mr. Hantges is the founder and Chairman of USA Capital, a Nevada-based private lending corporation that specializes in originating, funding and servicing short-term real estate loans to major builders and developers throughout the United States. Mr. Hantges has been involved in the investment banking industry since 1980.

Directors Not Standing for Election

  The members of the Board of Directors who are not standing for election at this year's Annual Meeting are set forth below.

                                                                                    Class and Year in
                                                                      Director          Which Term
          Name                      Principal Occupation               Since            Will Expire         Age
          ----                      --------------------              --------          -----------         ---
Ira C. Norris              Chairman of the Board, President and         1993              Class I            61
                           Chief Executive Officer of Inco Homes                            1999
                           Corporation
David A. Fogg              Chief Operating Officer and Chief            1998              Class I            47
                           Financial Officer, Inco Homes                                    1999
                           Corporation
Ronald L. Neeley           Former Chief Executive Officer,              1993               Class III         58
                           Maintenance Warehouse/America                                    2000
                           Corporation
Robert H. Daskal           Senior Vice President and Chief              1995               Class III         56
                           Financial Officer, Olympic Cascade                               2000
                           Financial Corporation

  Ira C. Norris founded the Company in 1976. Mr. Norris has served as the Chairman of the Board and Chief Executive Officer of the Company since 1993. Mr. Norris has served as President of the Company since 1976. From 1968 to 1976, Mr. Norris served as a Corporate Vice President and Division Operating Manager of Kaufman and Broad, Inc., a company engaged in the real estate and life insurance business. From 1960 to 1968, he was an independent builder/developer in Los Angeles and the San Fernando Valley suburbs.

  David A. Fogg has served as a director and Chief Operating Officer of the Company since April 1998, and has served as Chief Financial Officer of the Company since November 1997. Prior to joining the Company, Mr. Fogg was Chief Financial Officer of Century/Crowell Communities, a builder/developer in San Bernardino, California from 1992 to 1997.

  Ronald L. Neeley has served as a director of the Company since May 1993. Mr. Neeley was the founder and Chief Executive Officer of Maintenance
Warehouse/America Corporation, the nation's largest distributor of replacement parts for plumbing, electrical and hardware products to the multi-family housing and hospitality markets. Mr. Neeley sold Maintenance Warehouse/America Corporation in 1997.

  Robert H. Daskal has served as a director of the Company since May 1995. Mr. Daskal is Senior Vice President and Chief Financial Officer of Olympic Cascade Financial Corporation, a financial services holding company. Mr. Daskal was the Executive Vice President and Chief Financial Officer of Inco Homes Corporation from October 1994 to January 1997. Before joining the Company, Mr. Daskal was Executive Vice President-Finance and Chief Financial Officer of UDC Homes, Inc., a homebuilder in Tempe, Arizona, from 1985 to 1994. UDC Homes, Inc. filed a petition for relief under Chapter 11 of the U.S. Bankruptcy code in May 1995.

                         BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company held a total of nine meetings during fiscal 1997. Each director attended all of the meetings of the Board, with the exception of Ronald L. Neeley who attended four of the Board meetings held.

  The Company has an Audit Committee and a Compensation Committee. There is no nominating committee or committee performing the functions of such committee.

  The Audit Committee meets with the Company's financial management and its independent accountants at various times during each year and reviews internal control conditions, audit plans and results, and financial reporting procedures. This Committee, currently consisting of Ira C. Norris, Ronald L. Neeley and Robert H. Daskal held no meetings during fiscal 1997.

  The Compensation Committee reviews and approves the Company's compensation arrangements for key employees and administers the 1992 Stock Option/Stock Issuance Plan. This Committee, currently consisting of Ronald L. Neeley, Robert
H. Daskal and John F. Seymour, Jr., held no meetings during fiscal 1997.

                             DIRECTOR REMUNERATION

  Each non-employee member of the Board is paid an annual retainer fee of $10,000 and reimbursed for all out-of-pocket costs incurred in connection with
attendance at meetings of the Board of Directors of the Company.   The Company
plans to pay unpaid directors fees for 1996 and 1997, totaling $65,000, with restricted shares of Common Stock of the Company. Upon joining the Board, the Company granted to each non-employee director options to purchase 1,250 shares of Common Stock pursuant to the Company's automatic option grant program under the Company's 1992 Stock Option/Stock Issuance Plan. The options have a maximum term of ten years from the date of grant at exercise prices per share equal to the fair market value on the date of grant as follows: Ronald L. Neeley - $56.25; John F. Seymour Jr. - $6.00; Robert H. Daskal - $2.622; and Thomas A. Hantges - $2.00. The Company made and makes similar automatic option grants to purchase 834 shares annually to each continuing non-employee director on the date of each Annual Meeting of Stockholders, provided that such individual has served on the Board for at least six months prior to the date of the meeting. Accordingly, in September 1997, Ronald L. Neeley, John F. Seymour, Jr. and Robert H. Daskal each received a ten-year option to purchase 834 shares of Common Stock at an exercise price of $1.563 per share. Options granted under the automatic option program may be exercised in full six months after the grant date, provided the eligible director remains a member of the board through that date. Such automatic option grants cease for any non-employee director who has been granted options to purchase a cumulative total of options of 5,417 shares of Common Stock.

                                   PROPOSAL 2

        PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1998 INCENTIVE
         AND NONSTATUTORY STOCK OPTION PLAN (THE "NEW PLAN") WHICH WILL
        RESERVE 200,000 SHARES THAT CAN BE OPTIONED AND SOLD THEREUNDER

     In November 1992, the Board of Directors and stockholders of the Company adopted the Company's current stock option plan (the "Current Plan"), which provides for the grant of options to purchase up to 100,000 shares of Common Stock. On April 15, 1998, the Board of Directors adopted the 1998 Incentive and Nonstatutory Stock Option and reserved 200,000 shares of Common Stock to be optioned and sold under the New Plan. The Board adopted the New Plan subject to stockholder approval, which the Company is seeking to obtain at the upcoming Annual Meeting of Stockholders.

     The Board of Directors believes that the selective use of stock options is an effective means of attracting, motivating and retaining employees and that the availability of the number of shares covered by the New Plan, as proposed for adoption, is essential to the success of the Company. The Board of Directors recommends that the stockholders approve the adoption of the proposed 1998 Incentive and Nonstatutory Stock Option Plan. THE AFFIRMATIVE VOTES OF A MAJORITY OF ALL SHARES OF THE COMPANY PRESENT AT THE MEETING IN PERSON OR BY PROXY IS REQUIRED TO APPROVE THE NEW PLAN.

     The summary of the provisions of the New Plan, which follows, is not intended to be complete. A copy of the New Plan, as approved by the Board, is annexed to this Proxy Statement as Exhibit A.

Summary of the Provisions of the New Plan

     The Company's New Plan provides for the granting of (i) incentive stock options to key employees and (ii) nonstatutory stock options to key employees and non-employee directors of the Company and any person who performs consulting or advisory services for the Company and who is, by the Board of Directors or the Stock Option Committee, determined to be eligible to participate. For information concerning the federal income tax distinctions of incentive and nonstatutory stock options, see "Federal Income Tax Consequences of Incentive Stock Options and Nonstatutory Stock Options," below.

     The maximum number of shares of the Company's Common Stock that may be issued pursuant to the exercise of options granted under the New Plan is 200,000 shares (subject to adjustment in the event of stock dividends, splits, reverse splits, recapitalizations, mergers or other similar changes in the Company's capital structure). No more than 200,000 shares may be optioned and sold to directors or non-director officers under the New Plan. All options must be granted, if at all, not later than April 15, 2008. The aggregate fair market value (determined as of the date the option is granted) of the shares of Common Stock to which incentive stock options granted under the New Plan and the Current Plan are exercisable for the first time by any employee of the Company during any calendar year may not exceed a total of $100,000. This limitation does not apply with respect to nonstatutory stock options.

     The New Plan is to be administered by the full Board of Directors, which will determine the terms of options granted, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise. No option granted under the New Plan is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee. Incentive stock options typically have been granted by the Company for exercise up to ten years from the date granted, with 25% of the option becoming exercisable after 12 months of continued service from the date of grant, and the balance becoming exercisable thereafter in a series of 36 successive equal monthly installments.

     Options granted under the New Plan will evidenced by written agreements specifying the number of shares covered thereby and the option price, the exercise period and all other terms, restrictions and conditions of the option. The exercise price of all stock options granted under the New Plan must be at least equal to the fair market value of such shares on the date of grant. With respect to any optionee who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock, the exercise price of any stock option must be not less than 110% of the fair market value on the date of grant for incentive options.

     Options must be exercised only by written notice from the optionee, his estate, or other legal representative to the Company accompanied by payment of the option price in full. The option price may be paid in cash, cash equivalents (certified or cashier's check), or with shares of Common Stock of the Company.

     As of the Record Date, options to purchase an aggregate of 81,621 shares of Common Stock, at a weighted average exercise price of $3.25 per share, were outstanding under the Company's Current Plan which includes the automatic option grant program for non-employee directors of the Company. Of these, options to purchase an aggregate of 3,752 shares of Common Stock were granted in 1997. As of the Record Date, all employees (excluding directors who are employees) were eligible to participate in the Current Plan and 25 employees were so participating. All options granted under of the Current Plan since its inception have been granted at exercise prices equal to the fair market value at the date of grant. The fair market value was determined by reference to the closing price of the Company's Common Stock on The Nasdaq Stock Market. As of the Record Date, no options to purchase shares of Common Stock had been exercised and 18,379 options were available under the Current Plan for future grant.

     The following table sets forth information from the inception of the Current Plan and from the first date that directors received automatic options grants through the Record Date concerning the net number of options thereunder that has been received by (i) each of the Company's current executive officers,
(ii) each nominee for election as director, (iii) all current executive officers as a group, (iv) all current directors who are not executive officers as a group, (v) the persons receiving 5 percent or more of the options granted, and
(vi) all employees who are not executive officers:

                                                                                                 No. of
                                                                                                 shares
    Name of Person                                                                             covered by
       or Group                              Position with the Company                          Options
----------------------    -------------------------------------------------------------------  -----------
Ira Norris                Chairman of the Board, President and Chief Executive Officer                 0
David A. Fogg             Chief Operating Officer and Chief Financial Officer and Director             0
Norman B. Gold            Director of Finance                                                      4,000
Lynn C. Parkes            Controller and Secretary                                                 1,250
Gary E. Sorley            Vice President of Operations and Forward Planning                       13,000*
Sue Monaco                Vice President of Sales and Marketing                                   10,000*
Michael L. Hendrix        Vice President of Production and Customer Relations                      8,350*
John F. Seymour, Jr.      Director and Director Nominee                                            2,084
Thomas A. Hantges         Director and Director Nominee                                            1,250
Ronald L. Neeley          Director                                                                 4,586*
Robert H. Daskal          Director                                                                18,751*
All current executive
 officers as a group                                                                              36,600
All current directors
 who are not executive
 officers as a group                                                                              26,671
All employees who are
 not executive officers
 as a group                                                                                       18,350

______________
* Represents persons receiving 5 percent or more of the options granted

Federal Income Tax Consequences of Incentive Stock Options and Nonstatutory Stock Options

     THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS AS OF THE DATE OF THIS PROXY STATEMENT. BECAUSE THE CURRENTLY APPLICABLE RULES ARE COMPLEX AND THE TAX LAWS MAY CHANGE AND BECAUSE INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PARTICIPANT, EACH PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR CONCERNING FEDERAL (AND ANY STATE AND LOCAL) INCOME TAX CONSEQUENCES. THE FOLLOWING DISCUSSION DOES NOT PURPORT TO DESCRIBE STATE OR LOCAL INCOME TAX CONSEQUENCES.

     Options so designated under the Option Plan are intended to qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"). All options that are not designated as ISOs are intended to be "nonstatutory stock options" ("NSOs").

     Incentive Stock Options. The optionee will recognize no income upon the
     -----------------------
grant of an ISO and incur no tax on its exercise (unless the optionee is subject to the alternative minimum tax). If the optionee holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the shares.

     If the optionee disposes of ISO shares prior to the expiration or either required holding period (a "disqualifying disposition"), then gain realized upon such disposition, up to the difference between the fair market value of the shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the optionee. Special rules apply to officers and directors of the Company.

     Nonstatutory Stock Options. An optionee will not recognize any taxable
     --------------------------
income at the time an NSO is granted. However, upon exercise of an NSO, the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise (or, in the case of exercise for stock subject to a substantial risk of forfeiture, at the time such forfeiture restriction lapses) and the amount paid for that stock upon exercise of the NSO. In the case of stock subject to a substantial risk of forfeiture, if the optionee makes an 83(b) election, the included amount will be based on the difference between the fair market value on the date of exercise and the option exercise price. The included amount will be treated as ordinary income by the optionee and will be subject to income tax withholding by the Company (either by payment in cash by the optionee or withholding out of the optionee's salary). Upon sale of the shares by the optionee, any appreciation or depreciation in the value of the shares will be treated as capital gain or loss (either long or short term, depending upon the time the optionee holds the shares after exercising the NSO). Special rules apply to officers and directors of the Company.

     Tax Treatment of the Company. The Company will be entitled to a deduction
     ----------------------------
in connection with the exercise of an NSO by a domestic employee or director to the extent that the optionee recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.

         THE BOARD OF DIRECTORS RECOMMENDS THE PROPOSAL TO APPROVE THE
           ADOPTION OF THE COMPANY'S 1998 INCENTIVE AND NONSTATUTORY
            STOCK OPTION PLAN WHICH WILL RESERVE 200,000 SHARES THAT
                      CAN BE OPTIONED AND SOLD THEREUNDER

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

  The following table sets forth the compensation paid by the Company for the years ended December 31, 1997, 1996, and 1995 to the Company's Chief Executive Officer, who was the only executive officer of the Company whose total annual salary and bonus were in excess of $100,000 during the year ended December 31, 1997.

                          Summary Compensation Table

                                                                    Long Term
                                                                  Compensation
                                                                -----------------
                                         Annual Compensation         Awards
                                         -------------------         ------
                                                                  Securities
      Name and Principal                                          Underlying          All Other
           Position               Year   Salary (1)    Bonus    Options/SARs (#)   Compensation (2)
-------------------------------   ----   -----------   -----    -----------------  ----------------
Ira C. Norris                     1997   $240,000 (3)    $0               0           $ 5,580 (4)
  Chairman of the Board,          1996    360,000 (5)     0               0             7,856 (6)
  President and Chief             1995    360,000         0               0            10,409 (7)
  Executive Officer

----------------
(1)  Salary includes employee contributions under the Company's 401(k) Plan.
(2) Excludes a nominal amount, not more than $500 per employee annually, for life insurance premiums.
(3)  Includes $42,500 accrued in 1997, but not yet paid.
(4) Represents medical expenses of $2,477 and auto expenses of $2,303 paid by the Company, and $800 of the Company's contribution under the Company's 401(k) plan.
(5)  Includes $75,000 accrued in 1996, but not yet paid.
(6) Represents medical expenses of $4,849 and auto expenses of $2,072 paid by the Company, and $935 of the Company's contribution under the Company's 401(k) Plan.
(7) Represents medical expenses of $6,846 and auto expenses of $3,563 paid by the Company.

Stock Options

  There were no grants of stock options under the Company's 1992 Stock Option/Stock Issuance Plan for the 1997 fiscal year to the Chief Executive Officer.

Option/SAR Exercises and Holdings

  There were no unexercised options held as of the end of the last fiscal year with respect to the Chief Executive Officer.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock of the Company, (ii) each director and director nominee,
(iii) each officer listed in the Summary Compensation Table, and (iv) all directors and executive officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

                                                                               Shares Beneficially Owned
Name and Address                                                               -------------------------
of Beneficial Owner                                                            Number            Percentage
-------------------                                                            ------            ----------
Ira C. Norris (1)....................................................           407,405             21.6%
1282 West Arrow Highway
Upland, CA  91786

Thomas A. Hantges (2)................................................           237,121             12.6%
3900 Paradise Road, Suite 253
Las Vegas, NV  89109

Institutional Equity Partners, LLC. (3)..............................           204,122             10.8%
3900 Paradise Road, Suite 253
Las Vegas, NV  89109

Overland Opportunity Fund, LLC (4)...................................           200,000             10.6%
147 East Olive Avenue
Monrovia, CA 91016

Ronald L. Neeley (5)(6)(7)...........................................           143,219              7.6%
P.O. Box 371347
San Diego, CA  92137

Wellington Management Company, LLP (8)...............................           128,017              6.8%
75 State Street
Boston, MA 02109

First Financial Fund, Inc. (9).......................................           128,017              6.8%
One Seaport Plaza - 25th Floor
New York, NY 10292

Robert H. Daskal (10)................................................             2,334                *
John F. Seymour, Jr. (11)............................................             2,218                *
All directors and executive officers as a group (11
 persons)(1)(2)(5)(6)(7)(10)(11).....................................           793,964             41.8%

_______________
* Percentage of shares beneficially owned does not exceed 1% of the class so owned.

(1) All shares of Common Stock are owned by the Norris Living Trust Dated 2/17/89, a family trust of which Mr. Norris and his wife, Nancy D. Norris, serve as trustees.
(2) Includes 32,999 shares of Common Stock owned directly by Mr. Hantges and 204,122 shares of Common Stock owned of record by Institutional Equity Partners, LLC, ("IEP") of which Mr. Hantges has investment and voting control. Mr. Hantges also has options to purchase 1,250 shares of Common Stock exercisable July 1, 1998 at a price of $2.00 per share. These options were granted pursuant to the Company's automatic option grant program for non-employee Board members.
(3) Includes the same shares reflected in this table as owned by Thomas A. Hantges as described in (2) above. Mr. Hantges owns 66.7% of IEP.
(4) According to a Schedule 13D filed by Overland Opportunity Fund, LLC with the Securities and Exchange Commission ("SEC"), which states that in its capacity as a real estate investment company, Overland Opportunity Fund, LLC may be deemed beneficial owner of the shares. The Schedule 13D indicates that Overland Opportunity Fund, LLC has sole voting power and sole dispositive power.
(5) Includes 130,713 shares of Common Stock owned by Neeley Revocable Family Trust Dated 9/15/81, as amended, of which Mr. Neeley is a co-trustee with his wife.
(6) Includes warrants to purchase 7,920 shares of the Company's Common Stock, currently exercisable at $60.00 per share, which were granted to the Neeley Revocable Family Trust Dated 9/15/81, as amended. These warrants expired on April 14, 1998.
(7) Includes options held by Mr. Neeley to purchase 1,250 shares of Common Stock currently exercisable at a price of $56.25 per share, 834 shares of Common Stock currently exercisable at a price of $25.50 per share, 834 shares of Common Stock currently exercisable at a price of $11.25 per share, 834 shares of Common Stock currently exercisable at a price of $4.875 per share and 834 shares of Common Stock currently exercisable at a price of $1.563 per share. These options were granted pursuant to the Company's automatic option grant program for non-employee Board members.
(8) According to a Schedule 13G filed by Wellington Management Company, LLP with the SEC, which states that in its capacity as investment advisor, it may be deemed beneficial owner of the shares owned by its investment-counseling clients. The Schedule 13G indicates that Wellington Management Company, LLP has no voting power and shared dispositive power with respect to the shares.
(9) According to a Schedule 13G filed by First Financial Fund, Inc. with the SEC, which states that in its capacity as an investment company, it may be deemed beneficial owner of the shares. The Schedule 13G indicates that First Financial Fund, Inc. has sole voting power and shared dispositive power with respect to the shares.
(10) Includes 250 shares of Common Stock owned by Mr. Daskal and his wife jointly, options held by Mr. Daskal to purchase 1,250 shares of Common Stock currently exercisable at a price of $2.622 per share and 834 shares of Common Stock currently exercisable at a price of $1.563 per share.
     These options were granted pursuant to the Company's automatic option grant program for non-employee Board members. Mr. Daskal also has options to purchase 16,667 shares of Common Stock exercisable January 2, 1999 at a price of $2.00 per share.
(11) Includes 134 shares of Common Stock owned by Mr. Seymour, options held by Mr. Seymour to purchase 1,250 shares of Common Stock currently exercisable at $6.00 per share and 834 shares of Common Stock currently exercisable at a price of $1.563 per share. These options were granted pursuant to the Company's automatic option grant program for non-employee Board members.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Ira C. Norris and Entities Controlled by Ira C. Norris

  For the years ended December 31, 1997 and 1996, the Company incurred $45,000 and $47,000, respectively, in model home design fees and $108,400 and $153,000, respectively, as reimbursement for the cost of the model home furnishings to Nancy Orman Interiors. Nancy Norris, the wife of Ira C. Norris, owns Nancy Orman Interiors.

  For the years ended December 31, 1997 and 1996, the Company incurred $102,000 and $107,000, respectively, for the use of office space, to Inco Plaza, Ltd. Inco Plaza, Ltd. is a limited partnership owned 80% by G&N Investments, Ltd., its sole general partner. G&N Investments, Ltd. is a limited partnership owned 70% by Nancy and Ira C. Norris, its sole general partners. Inco Plaza, Ltd. sold the office building it owns in which the

Company leases office space to a third party buyer in December 1997. This third party buyer assumed the Company's lease. The Company owed Inco Plaza, Ltd. $91,000 at December 31, 1997.

  From September 1996 through November 30, 1997, the Company received advances of $2,747,000 from Mr. Norris, of which the Company had repaid $460,000. The advances were unsecured, bore interest at 10% and were due on March 31, 1998. The balance of these advances at December 23, 1997 was $2,462,000, which included accrued interest of $171,000. On that date, Mr. Norris agreed to convert $2,340,000 of this debt into 2,340 shares of Series A Cumulative Preferred Stock of the Company. The Company issued these shares on December 30, 1997 to the Norris Living Trust, of which Mr. Norris is a beneficiary and trustee. An unsecured note to the Norris Living Trust, bearing interest at 10% and maturing on December 23, 1998, evidences the balance of indebtedness not converted for approximately $122,000.

  The Series A Preferred Stock has a par value of $0.01, has no voting rights, is non-participating, and has no conversion features. The stock is redeemable at the option of the Company for cash at the redemption price of $1,000 per share plus accumulated but unpaid dividends. The established dividend rate on the Preferred Stock is $100 per share per annum payable quarterly from available working capital.

  In addition to the loans described above, in June 1997, the Norris Living Trust loaned the Company $500,000 secured by undeveloped land owned by the Company in Victorville and Palmdale, California. This note bears interest at 10% and is due in June 1998. The balance owing under this note at December 31, 1997 was $526,000, which includes accrued interest of approximately $26,000.

  The disinterested members of the Company's board of directors unanimously approved all of the above transactions.

Transactions with Thomas A. Hantges

  Thomas A. Hantges owns 66.7% of both USA Commercial Mortgage Company, Inc. ("USA") and USA Commercial Real Estate Group ("USA Real Estate"). USA has provided loans and arranged for individual lenders to provide loans to the Company secured by Company projects in amounts totaling $12,120,000 through December 31, 1997. Funds have been utilized by the Company to refinance projects, to purchase additional land for future homes, and to develop some of this land. USA has earned fees for these loans totaling $1,087,000, of which $878,000 has been paid. The balance is secured by notes and is to be paid from proceeds from sales of completed homes in certain of the Company's projects.
The interest rates on these loans range from 12.25% for certain loans secured by a first deed of trust to 20.25% for certain subordinated land loans. The outstanding balance of these loans at December 31, 1997 was $6,922,000.

  Additionally, in June 1997, USA Real Estate arranged for an additional group of investors to purchase the Company's Eagle Ranch project in the high desert for $2,400,000. Funds from this sale helped the Company repay portions of matured loans secured by this project with a commercial bank. The investors granted the Company a six-year option to repurchase periodically portions of the property, subject to minimum annual repurchase thresholds, for the development of single-family homes. If the Company fails to repurchase the minimum number of lots in any year, the option terminates. The investors are to receive one half of the cash generated upon the sale of these single-family homes constructed by the Company on the repurchased lots, and USA Real Estate is to receive a fee of $1,000 for each home sold. If the Company approves a bulk sale of these lots by the investors, the Company is to receive one half of any profits earned.

Transactions with Overland Opportunity Fund, LLC

  In June 1997, the Company sold to Overland Opportunity Fund, LLC approximately 13 acres of undeveloped land in Murrieta, California for a price of $110,000, which was paid in cash. This transaction was a result of arms-length negotiations between the parties, and the Company believes the sales price represented the fair market value of the property.

Transaction with Ronald L. Neeley

  In June 1997, the Company signed a note and deed of trust in connection with a loan of $500,000 from the Neeley Revocable Family Trust. Mr. Neeley is a beneficiary and trustee of this trust. The note bears interest at 15%, is due in June 1998, and is secured by the same undeveloped land owned by the Company in Victorville and Palmdale, California which secures the Norris Living Trust loan of $500,000 previously described. The balance owing under this note at December 31, 1997 was $539,000, which includes accrued interest of approximately $39,000. The disinterested members of the Company's board of directors unanimously approved this transaction.

Transactions with Thomas E. Gibbs, Jr.

  The Company is the managing general partner of, and has a 50% interest in, Triumph-Lancaster Housing Partners ("Triumph"), a limited partnership. The Gibbs Family Trust, of which Thomas E. Gibbs, Jr. is a beneficiary and trustee, holds a 50% limited partner's interest in Triumph. Triumph was formed in August 1996 to purchase land and develop 78 single-family homes in Lancaster, California. The Gibbs Family Trust contributed $190,000 to Triumph, $50,000 of which has been repaid. In November 1996, Mr. Gibbs loaned $75,000 to Triumph. In February 1997, Triumph repaid this loan to Mr. Gibbs in full, including interest at the rate of prime plus 2.5% per annum.

  In June 1996, the Company signed a $600,000 Secured Participation Note with ALG 1996-1 ("ALG"). Mr. Gibbs holds a 25% general partner's interest in ALG. The note was secured by the Company's Winners Circle project in Adelanto, California. Due to much slower than expected sales at the project, and based upon the Company's review of the market and competition in the area, the Company decided in the second quarter of 1997 not to proceed with any more development in this project beyond the 11 homes and 3 models previously constructed. ALG's participating loan was secured by the remaining 148 unbuilt lots and the 2 remaining models in this project. In August 1997, ALG filed a notice of default as a result of the Company's delinquent payments of interest on this loan. As a result, Mr. Gibbs resigned as a member of the Company's Board of Directors, effective

August 1, 1997. A non-judicial sale of the property was completed on December 11, 1997, and the Company was relieved of ALG's $600,000 debt.

  In October 1996, the Company signed a $1,200,000 Secured Participation Note with Hunters Ridge Investment Partners ("HRIP"). Mr. Gibbs is the managing general partner of HRIP, with a 56.3% interest. The note bears interest at 10% per annum and matures in February 1999. The loan was restructured in November 1997. New financing obtained by the Company at that time reduced HRIP's loan balance to $474,000 and subordinated the HRIP loan to the new financing. Principal and interest is payable from net proceeds, if any, from closings of completed single family homes in a 42 unit subdivision in Fontana, California.

  The Company was the managing general partner of, and had a 51.3% interest in, Palmdale Vistas Housing Developments, Ltd. ("Palmdale Vistas"), a limited partnership. This partnership was dissolved in December 1997. Mr. Gibbs held a 1.3% limited partner's interest in Palmdale Vistas, and currently holds a 23% general partner's interest and a 1.4% limited partner's interest in Palmdale Vistas Housing Investments ("PVHI"), a limited partnership which held a 47.4% limited partnership interest in Palmdale Vistas. Palmdale Vistas was formed in June 1989 to purchase land and develop approximately 261 single family homes in Palmdale, California. Mr. Gibbs contributed $120,000 to Palmdale Vistas, none of which was repaid. Upon dissolution of Palmdale Vistas, PVHI received title to a 17 acre undeveloped commercial site owned by Palmdale Vistas. The Company received title to the balance of the assets of Palmdale Vistas, consisting of three completed model homes, 11 completed homes for sale, and approximately 180 unimproved residential lots.

  The Company has incurred legal fees of approximately $44,000 to Mr. Gibbs to date, none of which has been paid.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

  Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 1997 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% beneficial owners except for the Form 3 of Thomas A. Hantges, a director and greater than 10% stockholder of the Company, and the Form 3 of David A. Fogg, the Chief Operating Officer, Chief Financial Officer and a director of the Company, which were filed late.

                                  PROPOSAL 3

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The firm of Price Waterhouse LLP served as independent public accountants for the Company for the fiscal year ended December 31, 1997. The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a resolution will be presented to the meeting to ratify the selection of Price Waterhouse LLP by the Board of Directors as independent public accountants to audit the accounts and records of the Company for the fiscal year ending December 31, 1998, and to perform other appropriate services. In the event that stockholders fail to ratify the selection of Price Waterhouse LLP, the Board of Directors would reconsider such selection.

  A representative of Price Waterhouse LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representative desires to do so.

                             STOCKHOLDER PROPOSALS

  Inco Homes must receive stockholder proposals intended to be considered at the 1999 Annual Meeting of Stockholders no later than December 31, 1998. The proposal must be mailed to the Company's principal executive offices, 1282 West Arrow Highway, Upland, CA 91786, and Attention: Ira C. Norris. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

  Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

  It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                    By Order of the Board of Directors,


                                    /s/  Ira C. Norris
                                    Ira C. Norris
                                    Chairman of the Board, President
                                    and Chief Executive Officer

April 30, 1998
Upland, California

                                   Exhibit A

                            INCO HOMES CORPORATION
                     1998 INCENTIVE STOCK OPTION PLAN AND
                        NONSTATUTORY STOCK OPTION PLAN
                          (As adopted April 15, 1998)


     1.  NAME, EFFECTIVE DATE AND PURPOSE.
         --------------------------------

         (a) This Plan document is intended to implement and govern two separate stock option plans of INCO HOMES CORPORATION, a Delaware corporation (the "Company"): the Incentive Stock Option Plan ("Plan A") and the Nonstatutory Stock Option Plan ("Plan B"). Plan A provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422(b) of the Internal Revenue Code, as amended. Plan B provides for the granting of options that are not intended to so qualify. Unless specified otherwise, all of the provisions of this Plan relate equally to both Plan A and Plan B and are condensed for convenience into one Plan document.

         (b) Plan A and Plan B are each established effective as of April 15, 1998. The purpose of Plan A and Plan B (sometimes together referred to as the "Plan" or this "Plan") is to promote the growth and general prosperity of the Company and its Affiliated Companies. This Plan will permit the Company to grant options ("Options") to purchase shares of its common stock ("Common Stock"). The granting of Options will help the Company attract and retain the best available persons for positions of substantial responsibility and will provide certain key employees with an additional incentive to contribute to the success of the Company and its Affiliated Companies. For purposes of this Plan, the term "Affiliated Companies" shall mean any component member of a controlled group of corporations, as defined under Internal Revenue Code Section 1563, in which the Company is also a component member.

     2.  ADMINISTRATION.
         --------------

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board").

         (b) The Board shall have the sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated Companies shall receive Options ("Optionees"), and, subject to the express provisions and restrictions of this Plan, shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of an Option other than those terms and conditions fixed under this Plan, the number of shares which may be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

         (c) The Board shall have the authority to delegate some or all of the powers granted to it pursuant to this Section 2 to a committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board, one of whom shall be the Chief Executive Officer of the Company. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, unless otherwise determined by the Board.

         (d)   Definitions:

               (i) Restricted Shareholder: An individual who, at the time an Option is granted under either Plan A or Plan B, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its Parent Corporation or Subsidiary Corporation, with stock ownership to be determined in light of the attribution rules set forth in
Section 425(d) of the Internal Revenue Code.

               (ii) Parent Corporation: A corporation as defined in Section 425(e) of the Internal Revenue Code.

               (iii) Subsidiary Corporation:  A corporation as defined in
Section 425(f) of the Internal Revenue Code.

               (iv) Officer: The chief executive officer, president, chief financial officer, chief accounting officer, any vice president in charge of a principal business function (such as sales, administration, or finance) and any other person who performs similar policy-making functions for the Company.

     3.  ELIGIBILITY.
         -----------

         (a) Plan A: The Board (or the Committee, if so authorized by the Board) may, in its discretion, grant one or more Options under Plan A to any key management employee of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired. Such Options may be granted to one or more such employees without being granted to other eligible employees, as the Board may deem fit.

         (b) Plan B: The Board (or the Committee, if so authorized by the Board), may, in its discretion, grant one or more Options under Plan B to any key management employee, any employee or non-employee director of the Company or its Affiliated Companies, including any employee who is a Director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired or any person who performs consulting or other services for the Company or its Affiliated Companies and who is designated by the Board as eligible to participate in Plan B. Such Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem fit.

     4.  STOCK TO BE OPTIONED.
         --------------------

         (a) The maximum aggregate number of shares which may be optioned and sold under Plan A and Plan B is Two Hundred Thousand (200,000) shares of authorized Common Stock of the Company. The foregoing constitutes an absolute cumulative limitation on the total number of shares that may be optioned under both Plan A and B. Therefore, at any particular date the maximum aggregate number of shares which may be optioned under Plan A is equal to Two Hundred Thousand (200,000) minus the number of shares previously optioned under both Plan A and Plan B and the maximum aggregate number of shares which may be optioned under Plan B is equal to Two Hundred Thousand (200,000) minus the number of shares which have been previously optioned under both Plan A and Plan
B. All shares to be optioned and sold under either Plan A or Plan B may be either authorized but unissued shares or shares held in the treasury.

         (b) Shares of Common Stock that: (i) are repurchased by the Company after issuance hereunder pursuant to the exercise of an Option, or (ii) are not purchased by the Optionee prior to the expiration or termination of the applicable Option, shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as covered by an outstanding Option for purposes of the above-described maximum number of shares which may be optioned hereunder.

     5.  OPTION PRICE.
         ------------

         The Option Price for shares of Common Stock to be issued under either Plan A or Plan B shall be 100% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board (or the Committee, if authorized by the Board), except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder, then such Option Price for Options granted under Plan A shall be 110% of the fair market value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board (or the Committee, if so authorized). The fair market value of shares of Common Stock for all purposes of this Plan is to be determined by the Board (or the Committee, if so authorized by the Board) in its sole discretion, exercised in good faith.

     6.  TERM OF PLAN.
         ------------

         Plan A and Plan B shall become effective on April 15, 1998; both Plan A and Plan B shall continue in effect until April 15, 2008 unless terminated earlier by action of the Board. No Option may be granted hereunder after April 15, 2008.

     7.  EXERCISE OF OPTION.
         ------------------

         Subject to the actions, conditions and/or limitations set forth in this Plan document and/or any applicable Stock Option Agreement entered into hereunder, Options granted under this Plan shall be exercisable in accordance with the following rules:

         (a) No Option granted under Plan A or Plan B may be exercised in whole or in part until six (6) months after the date on which the Option is granted by the Board, or by the Committee if so authorized (hereinafter the "Option Grant Date").

         (b) Subject to the specific provisions of this Section 7, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, each Option granted under the Plan shall become exercisable in installments of not less than 20% of the number of shares covered by such Option each year from the Option Grant Date; and provided, further, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this Section 7, accelerate the time at which such Option or installment thereof may be exercised. For purposes of this Plan, any accrued installment of an Option granted hereunder shall be referred to as an "Accrued Installment."

         (c) Subject to the specific restrictions contained in this Section 7, an Option may be exercised when Accrued Installments accrue, as provided in the terms under which such Option was granted, for a period of up to ten (10) years from the Option Grant Date with respect to Options granted under Plan A and for a period of up to ten (10) years from the Option Grant Date with respect to Options granted under Plan B. In no event shall any Option be exercised on or after the expiration of said maximum applicable period, regardless of the circumstances then existing (including but not limited to the death or termination of employment of the Optionee).

         (d) The Board (or the Committee, if so authorized by the Board) shall fix the expiration date of the Option (the "Option Expiration Date") at the time the Option grant is authorized.

     8.  RULES APPLICABLE TO CERTAIN DISPOSITIONS.
         ----------------------------------------

         (a) Notwithstanding the foregoing provisions of Section 7, in the event the Company or the stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the later of (x) date of execution of such agreement or (y) six (6) months after the Option Grant Date, and ending as of the earlier of:

               (i)   the Option Expiration Date; or

               (ii) the date on which the disposition of assets or capital stock contemplated by the agreement is consummated. The exercise of any Option that was made exercisable solely be reason of this Subsection 8(a) shall be conditioned upon the consummation of the disposition of assets or stock under the above referenced agreement. Upon the consummation of any such disposition of assets or stock, this Plan and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective.

         (b) Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets:

               (i) any unexercised non-vested installments that had become exercisable solely by reason of the provisions of Subsection 8(a) shall again become non-vested and unexercisable as of said termination of such agreement, and

               (ii) the exercise of any option that had become exercisable solely by reason of this Subsection 8(a) shall be deemed ineffective and such installments shall again become non-vested and unexercisable as of said termination of such agreement.

         (c) Notwithstanding the provisions set forth in Subsection 8(a), the Board (or the Committee, if so authorized by the Board) may, at its election and subject to the approval of the corporation purchasing or acquiring the stock or assets of the Company (the "surviving corporation"), arrange for the Optionee to receive upon surrender of Optionee's Option a new option covering shares of the surviving corporation in the same proportion, at an equivalent option price and subject to the same terms and conditions as the old Option. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to such new option immediately after consummation of such disposition of stock or assets over the aggregate option price of such shares of the surviving corporation shall not be no more than the excess of the aggregate fair market value of all shares subject to the old Option immediately before consummation of such disposition of stock or assets over the aggregate Option Price of such shares of the Company, and the new option shall not give the Optionee additional benefits which such Optionee did not have under the old Option or deprive the Optionee of benefits which the Optionee had under the old Option. If such substitution of options is effectuated, the Optionee's rights under the old Option shall thereupon terminate.

     9.  MERGERS AND ACQUISITIONS.
         ------------------------

         (a) If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan to option holders of such corporation or its subsidiaries, in substitution for options or rights to purchase stock of such corporation held by them at the time of succession. The Board (or the Committee, if so authorized by the Board) shall have sole and absolute discretion to determine the extent to which such substitute Options shall be granted (if at all), the person or persons within the eligible group to receive such substitute Options (who need not be all option holders of such corporation), the number of Options to be received by each such person, the Option Price of such Option, and the terms and conditions of such substitute

Options; provided, however, that the terms and conditions of the substitute Options shall comply with the provisions of Section 425 of the Code, such that the excess of the aggregate fair market value of the shares subject to such substitute Option immediately after the substitution or assumption over the aggregate option price of such shares is not more that the excess of the aggregate fair market value of all shares subject to the substitute Option immediately before such substitution or assumption over the aggregate option price of such shares, and the substitute Option or the assumption of the old option does not give the holder thereof additional benefits which he or she did not have under such old option.

         (b) Notwithstanding anything to the contrary herein, no Option shall be granted, nor any action taken, permitted or omitted, which could cause the Plan, or any Options granted hereunder as to which Rule 16b-3 under the Securities Exchange Act of 1934 may apply, not to comply with such Rule.

     10. TERMINATION OF EMPLOYMENT.
         -------------------------

         (a) In the event that the Optionee's employment, directorship, consulting or other arrangement with the Company (or Affiliated Company) is terminated for any reason other than death or disability, any unexercised Accrued Installments of the Option granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of:

               (i)   the applicable Option Expiration Date; or

               (ii) a date 30 days after such termination occurs, provided however, that the Board (or the Committee, if empowered to so act) may, in the exercise of its discretion, extend said date up to and including a date three months following such termination, with respect to Options granted under Plan A, or up to and including a date two years following such termination with respect to Options granted under Plan B.

         (b) In the event that the Optionee's employment, directorship, consulting or other arrangement with the Company is terminated due to the death or disability of the Optionee, any unexercised Accrued Installments of the Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

               (i)   the applicable Option Expiration Date; or

               (ii) the first anniversary of the date of death of such Optionee (if applicable); or

               (iii) the first anniversary of the date of the termination of employment, directorship or consulting or other arrangement by reason of disability (if applicable). Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option right shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all of the terms and conditions of this

Plan and the applicable Stock Option Agreement governing the exercise of Options granted hereunder.

         (c) For purposes of this Section 10, an Optionee shall be deemed employed by the Company (or affiliated Company) during any period of leave of absence from active employment as authorized by the Company (or Affiliated Company).

     11. EXERCISE OF OPTIONS.
         -------------------

         (a) An Option shall be deemed exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalents (or with shares of Common Stock pursuant to Section 14) for the shares with respect to which the Option is exercised has been received by the Company. The Board of Directors (or the Committee, if so authorized) may cause the Company to give or arrange for financial assistance (including without limitation direct loans, with or without interest, secured or unsecured, or guarantees of third party loans) to an Optionee for the purpose of providing funds for the purchase of shares pursuant to the exercise of Options, when in the judgment of the Board (or the Committee) such assistance may reasonably be expected to be in the best interests of the Company, and consistent with the Certificate of Incorporation and Bylaws of the Company and applicable laws, and will permit the shares to be fully paid and nonassessable when issued.

         (b) An Option may be exercised in accordance with this Section 11 as to all or any portion of the shares covered by any Accrued Installment of the Option from time to time during the applicable Option period, but shall not be exercisable with respect to fractions of a share.

         (c) As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall, without charging transfer or issue tax to the Optionee, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

     12. AUTHORIZATION TO ISSUE OPTIONS AND SHAREHOLDER APPROVAL.
         -------------------------------------------------------

         Unless in the judgment of counsel to the Company such permit is not necessary with respect to particular grants, Options granted under the Plan shall be conditioned upon the Company obtaining any required permit from the California Department of Corporations and/or other appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to grant such Options, provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within sixty (60) days. The grant of Options under the Plan also is conditioned on approval of the Plan by the vote or consent of the holders of a majority of the outstanding shares of the Company's Common Stock and no Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved within 12 months of the adoption of the Plan.

     13. LIMIT ON VALUE OF OPTIONED SHARES.
         ---------------------------------

         The aggregate fair market value (determined as of the Option Grant
Date) of the shares of Common Stock to which Options granted under Plan A are exercisable for the first time by any employee of the Company during any calendar year under all incentive stock option plans of the Company and its Affiliated Companies shall not exceed $100,000. The limitation imposed by this
Section 13 shall not apply with respect to Options granted under Plan B.

     14. PAYMENT OF EXERCISE PRICE WITH COMPANY STOCK.
         --------------------------------------------

         The Board (or the Committee, if so authorized) may provide that, upon exercise of the Option, the Optionee may elect to pay for all or some of the shares of Common Stock underlying the Option with shares of Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable laws, rules and regulations, including Section 425(c)(3) of the Internal Revenue Code, and provided that the Optionee will make representations and warranties satisfactory to the Company regarding his or her title to the shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of the shares on the date of the purchase as determined by the Board (or the Committee, if so authorized) in its sole discretion, exercised in good faith.

         The terms and conditions of Options granted under the Plan shall be evidenced by a Stock Option Agreement (the "Agreement") executed by the Company and the person to whom the Option is granted. Each agreement shall contain the following provisions:

         (a) A provision fixing the number of shares which may be issued upon exercise of the Option;

         (b)   A provision establishing the Option exercise price per share;

         (c) A provision establishing the times and the installments in which Options may be exercised, provided, however, such times and installments shall not be less than 20% of the number of shares covered by such Option each year from the Option Grant Date;

         (d)   A provision incorporating therein this Plan by reference;

         (e) A provision clarifying which Options are intended to be Incentive Stock Options under Plan A and which are intended to be nonstatutory stock options under Plan B;

         (f) A provision fixing the maximum duration of the Option as not more than ten (10) years from the Option Grant Date for Options granted under either Plan A or Plan B;

         (g) Such representations and warranties by the Optionee as may be required by Section 24 of this Plan or as may be required by the Board (or the Committee, if so authorized) in its discretion;

         (h) Any other restriction (in addition to those established under this Plan) as may be established by the Board (or the Committee, if so authorized) with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares purchased by exercise of the Option, provided that such restrictions are not in conflict with this Plan; and

         (i) Such other terms and conditions not inconsistent with this Plan as may be established by the Board (or the Committee, if so authorized).

     15. TAXES, FEES AND EXPENSES.
         ------------------------

         The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

     16. WITHHOLDING OF TAXES.
         --------------------

         The grant of Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of any such Option.

     17. AMENDMENT OR TERMINATION OF THE PLAN.
         ------------------------------------

         (a) The Board may amend this Plan from time to time in such respects as the Board may deem advisable, provided, however, that no such amendment shall operate to (i) affect adversely an Optionee's rights under this Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law, (ii) increase the maximum aggregate number of shares which may be optioned and sold under the Plan (unless stockholders approve such increase), (iii) change the manner of determining the Option exercise price,
(iv) change the classes of persons eligible to receive Options under the Plan, or (v) extend the maximum duration of the Option or the Plan.

         (b) The Board may at any time terminate this Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

     18. OPTIONS NOT TRANSFERABLE.
         ------------------------

         Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     19. NO RESTRICTIONS ON TRANSFER OF STOCK.
         ------------------------------------

         Common Stock issued pursuant to the exercise of an Option granted under this Plan (the "Optioned Stock"), or any interest in such Optioned Stock, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to any representations or warranties requested under Section 24 of this Plan and also subject to compliance with any applicable federal, state or other local law, regulation or rule governing the sale or transfer of stock or securities.

     20. RESERVATION OF SHARES OF COMMON STOCK.
         -------------------------------------

         The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.


     21. RESTRICTIONS ON ISSUANCE OF SHARES.
         ----------------------------------

         The Company, during the term of this Plan, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to grant Options or issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful grant of Options or the issuance and sale of any shares of its stock hereunder or the inability of the Company to confirm to its satisfaction that any grant of Options or issuance and sale of any shares of such stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such authorization or confirmation has not been obtained.

     22. NOTICES.
         -------

         Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a person to whom an Option is granted hereunder shall be addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such person or his or her transferee (upon the transfer of Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Optioned Stock to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

     23. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
         ------------------------------------------

         If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then an appropriate and proportionate adjustment shall be made in the number or kind of shares which may be issued upon exercise of Options granted under the Plan; provided, however that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

     24. REPRESENTATIONS AND WARRANTIES.
         ------------------------------

          As a condition to the grant of any Option hereunder or the exercise of any portion of an Option, the Company may require the person to be granted or exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the Option and/or shares issuable or issued upon exercise of such Option are being acquired only for investment, for such person's own account and without any present intention to sell or distribute such Option or shares, as the case may be, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, the California Corporate Securities Law of 1968 or any other applicable law, regulation or rule of any governmental agency.

     25. NO ENLARGEMENT OF EMPLOYEE RIGHTS.
         ---------------------------------

         This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

     26. INFORMATION TO OPTION HOLDERS.
         -----------------------------

         During the period any options granted to employees of the Company remain outstanding, such employee-option holders shall be entitled to receive, on an annual or other periodic basis more frequent than annual, financial and other information regarding the Company. The Board (or the Committee, if so authorized) shall exercise its discretion with regard to the nature and extent of the financial information so provided, giving due regard to the size and circumstances of the Company and, if the Company provides annual reports to its stockholders, the Company's practice in connection with such annual reports. Notwithstanding the above, if the issuance of options under either Plan A or Plan B is limited to key employees whose duties in connection with the Company assure their access to equivalent information, this Section 26 shall not apply to such employees and plan.

     27. LEGENDS ON STOCK CERTIFICATES.
         -----------------------------

         Each certificate representing Common Stock issued under this Plan shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the Securities Act of 1933, as amended, with respect to the shares of Common Stock issuable under this Plan, each certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

         "Neither the Option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Securities Act of 1933, as amended (the "Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the regulations thereunder."

         A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to each eligible person making reasonable inquiry concerning it. A copy of this Plan also shall be delivered to each Optionee at the time his or her Options are granted.

     28. VOTING RIGHTS OF THE OPTIONED STOCK
         -----------------------------------

         Upon exercise of the Options granted under this Plan, the Optioned Stock issued pursuant to the exercise of such Options shall have the same voting rights as all of the other shares of Common Stock then outstanding.

     29. SPECIFIC PERFORMANCE.
         --------------------

         The Options granted under this Plan and the Optioned Stock issued pursuant to the exercise of such Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its stockholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

     30. INVALID PROVISION.
         -----------------

         In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     31. APPLICABLE LAW.
         --------------

         This Plan shall be governed by and construed and enforced in accordance with the laws of the State of California.

     32. SUCCESSORS AND ASSIGNS.
         ----------------------

         This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this plan by the Board on April 15, 1998, the Company has caused this Plan to be duly executed by its duly authorized officer.

                                         INCO HOMES CORPORATION


                                          /s/  Ira C. Norris
                                        ------------------------
                                         By:   Ira C. Norris
                                         Its:  President and CEO

--------------------------------------------------------------------------------

                             INCO HOMES CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                --------------
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                                --------------
                                  JUNE 3, 1998

  The undersigned stockholder of Inco Homes Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 30, 1998, and hereby appoints Ira C. Norris and David A. Fogg, and each of them, proxies and attorneys-in-fact, with full power to each of substitution and resubstitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of Inco Homes Corporation, to be held on June 3, 1998, at 10:00 a.m., local time, at the Ontario Hilton Hotel, 700 North Haven Avenue, Ontario, California 91764, and at any postponements or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS
                                                ---
 (1) ELECTION OF DIRECTORS

 [_] FOR the nominees listed below           [_] WITHHOLD AUTHORITY
     (except as noted to the contrary below)     to vote for each nominee listed
                                                 below
     John F. Seymour, Jr.                        Thomas A. Hantges

     (Instructions: To withhold authority to vote for any one or more nominee(s), write the name(s) of such nominee(s) in the space provided below.)

     -------------------------------------------------------------------------
 (2) PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1998 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN WHICH WILL RESERVE 200,000 SHARES THAT CAN BE OPTIONED & SOLD THEREUNDER.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN


                 (Continued and to be signed on reverse side.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (continued from other side)

 (3) PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 1998.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

and in their discretion, upon such other matter or matters which may properly come before the meeting or any postponements or adjournments thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                             Dated:           ,1998
                                                    ----------

                                             ----------------------
                                                  Signature or
                                                 signatures of
                                                  stockholder

                                              (This Proxy must be signed
                                              exactly as your name appears
                                              hereon. Executors,
                                              administrators, trustees, etc.
                                              should give full title as such.
                                              If the shareholder is a
                                              corporation, a duly authorized
                                              officer should sign on behalf of
                                              the corporation and should
                                              indicate his or her title.)

--------------------------------------------------------------------------------